EXHIBIT 10.8.1

CLIFFORD	LIMITED LIABILITY PARTNERSHIP
CHANCE

DATED 28 JUNE 2002

BETWEEN

CAPITAL ONE BANK (EUROPE) PLC
AS PRINCIPAL BORROWER

CAPITAL ONE FINANCIAL CORPORATION
AS ORIGINAL GUARANTOR

CAPITAL ONE BANK
AS GUARANTOR

AND

BARCLAYS BANK PLC
AS AGENT

AMENDMENT AGREEMENT NO. 2
RELATING TO A EURO 600,000,000 MULTICURRENCY CREDIT
AGREEMENT DATED 11 AUGUST 2000
(AS AMENDED)

THIS AGREEMENT is dated 28 2002 and made between:

(1)	CAPITAL ONE BANK (EUROPE) PLC, a company registered in England and Wales with company number 03879023 (the “Principal Borrower”);

(2)	CAPITAL ONE FINANCIAL CORPORATION, a company organised under the laws of the State of Delaware, USA (the “Original Guarantor”);

(3)	CAPITAL ONE BANK, a company organised under the laws of the Commonwealth of Virginia, USA (the “Guarantor”); and

(4)	BARCLAYS BANK PLC as agent for the Banks (the “Agent”).

IT IS AGREED as follows.

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions In this Agreement:

“Amended Facility Agreement” means the Original Facility Agreement, as amended by this Agreement.

“Effective Date” means the date on which the Agent confirms to the Banks and the Principal Borrower that it has received each of the documents listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Agent.

“Original Facility Agreement” means the EURO 600,000,000 Multicurrency Credit Agreement dated 11 August 2000 between Capital One Financial Corporation as Original Guarantor, Capital One Bank as Original Borrower, Chase Manhattan PLC as Lead Arranger and Barclays Bank PLC as Agent and the financial institutions referred to therein, as amended from time to time prior to the date of this Agreement.

“Original Guarantee” means the guarantee substantially in the form of Schedule 10 of the Original Facility Agreement (Form of Original Guarantee), dated 11 August 2000 and executed by the Original Guarantor.

“COB Guarantee” means the guarantee substantially in the form of Schedule 11 of the Original Facility Agreement (Form of COB Guarantee), dated 25 October 2000 and executed by the Guarantor.

1.2	Incorporation of Defined Terms Terms defined in the Original Facility Agreement shall, unless otherwise defined herein, have the same meaning herein and the principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses In this Agreement any reference to a “Clause” or “Schedule” is, unless the context otherwise requires, a reference to a Clause or Schedule hereof. Clause headings are for ease of reference only.

2.	AMENDMENT OF THE ORIGINAL FACILITY AGREEMENT

With effect from the Effective Date the Original Facility Agreement shall be amended as set out in Schedule 2 (Amendments to Original Facility Agreement)

3.	REPRESENTATIONS

On the date of this Agreement and on the Effective Date, each of the Principal Borrower, the Original Guarantor and the Guarantor makes, in respect of itself only, the Repeated Representations as if each reference in those representations and warranties to this “Agreement” or the “Finance Documents” includes a reference to (a) this Agreement and (b) the Amended Facility Agreement.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Continuing Obligations The provisions of the Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

4.2	Further Assurance
Each of the Principal Borrower, the Original Guarantor and the Guarantor shall, at the written request of the Agent and at its own expense, do all such acts and things as the Agent may reasonably request to give effect to the amendments effected or to be effected pursuant to this Agreement.

5.	FEES, COSTS AND EXPENSES

The Principal Borrower shall, within five business days of demand of the Agent, reimburse the Agent for all reasonable costs and expenses (including legal fees) together with any VAT thereon incurred by the Agent in connection with the negotiation, preparation and execution of this Agreement, and any other document referred to in this Agreement.

6.	MISCELLANEOUS

6.1	Incorporation of Terms
The provisions of clause 32 (Remedies and Waivers), clause 33 (Partial Invalidity), clause 36 (Governing Law) and clause 37 (Jurisdiction) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full herein and as if references therein to “this Agreement”, “hereunder” or “the Finance Documents” are references to this Agreement.

6.2	Counterparts This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.	In relation to the Principal Borrower, the Original Guarantor and the Guarantor:

(a)	a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of each such Obligor of the constitutional documents of each such Obligor or a confirmation, given by an Authorised Signatory of each such Obligor, certifying that, as at the date hereof, there has been no change to the constitutional documents delivered by each such Obligor pursuant to the Original Facility Agreement;

(b)	a copy, certified as at the date of this Agreement a true and up-to-date copy by an Authorised Signatory of each such Obligor of;

(i)	a board resolution of each such Obligor or a resolution of a committee duly appointed by the board of each such Obligor, approving the execution, delivery and performance of this Agreement and the terms and conditions hereof; and

(ii)	such evidence as is required by the Agent (acting reasonably) authorising a named person or persons to sign this Agreement and any documents to be delivered by each such Obligor pursuant hereto; and

(c)	a certificate of an Authorised Signatory of each such Obligor setting out the names and signatures of the persons authorised to sign, on behalf of each such Obligor, this Agreement and any documents to be delivered by each such Obligor pursuant hereto.

2.	An original copy of the amendment agreement relating to the Original Guarantee and the COB Guarantee executed by the Guarantor only.

3.	Each of the conditions precedent documents listed in Schedule 1 to the amendment agreement relating to the Original Guarantee and the COB Guarantee (other than the legal opinions referred to in paragraphs 2 and 3 of such Schedule 1).

4.	An opinion of the General Counsel or Deputy General Counsel of the Original Borrower and Original Guarantor as to the law of the State of Delaware and the law of the Commonwealth of Virginia substantially in the form distributed to the Banks prior to the signing of this Agreement.

5.	A legal opinion of Clifford Chance, legal advisers to the Agent in England, substantially in the form distributed to the Banks prior to the signing of this Agreement.

SCHEDULE 2

AMENDMENTS TO ORIGINAL FACILITY AGREEMENT

The Original Facility Agreement shall be amended as follows:

1.	The following definition shall be inserted (in alphabetical order) in Clause 1.1 (Definitions).

“Mandatorily Convertible Securities” means, the Upper DECS securities, issued by the Original Guarantor on 23 April 2002 pursuant to the Senior Indenture dated 1 November 1996 as supplemented by the First Supplemental Indenture, dated 23 April 2002 each by and between the Original Guarantor and BNY Midwest Trust Company, and other securities issued on or after the date of this Agreement, providing for conversion thereof on substantially the same terms and conditions as such Upper DECS Securities.

2.	The definition of “Net Worth” in Clause 1.1 (Definitions) shall be deleted in its entirety and replaced with the following:

“Net Worth” means, on any date, the consolidated stockholder’s equity of the Original Guarantor and its consolidated Subsidiaries plus an amount equal to 80% of the face amount of any Mandatorily Convertible Securities issued by the Original Guarantor, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

3.	The definition of “Tangible Net Worth” in Clause 1.1 (Definitions) shall be deleted in its entirety and replaced with the following:

“Tangible Net Worth” means, on any date and with respect to any Obligor, the consolidated stockholder’s equity of such Obligor and its consolidated Subsidiaries (provided that the consolidated stockholders’ equity of the Original Guarantor shall include an amount equal to 80% of the face amount of any Mandatorily Convertible Securities issued by it so long as such Mandatorily Convertible Securities do not, at any time, comprise more than 25% of the Tangible Net Worth of the Original Guarantor) less Intangibles of such Obligor and its consolidated Subsidiaries, all determined as of such date on a consolidated basis without duplication in accordance with GAAP.

4.	Clause 17.7 (Financial Covenants) shall be amended as follows:

(i)	in the second line of Clause 17.7.5 (relating to the Tangible Net Worth of the Original Guarantor), the figure “$875,000,000” shall be deleted and replaced with “$2,400,000,000”;

(ii)	in the second line of Clause 17.7.7 (relating to the Tangible Net worth of COB) the figure “$550,000,000” shall be deleted and be replaced with “$1,400,000,000”;

(iii)	in the second line of Clause 17.7.9 (relating to the Tier 1 Leverage Ratio), the figure “4.0%” shall be deleted and replaced with “5.0%”;

(iv)	in the second line of Clause 17.7.10 (relating to the Tier 1 Capital to Risk Adjusted Assets Ratio) the figure “5.0%” shall be deleted and replaced with the figure “6.0%”; and

(v)	in the second line of Clause 17.7.11 (relating to the Total Capital to Risk Adjusted Assets Ratio) the figure “8.0%” shall be deleted and replaced with “10.0%”.

5.	In the second line of Clause 17.8 (Regulatory Capital), the word “adequately” shall be deleted and replaced with the word “well”.

SIGNATURES

The Principal Borrower

CAPITAL ONE BANK (EUROPE) PLC

By:

Address:

Fax:

The Original Guarantor

CAPITAL ONE FINANCIAL CORPORATION

By:

Address:	c/o Capital One Services Inc.
8000 Jones Branch Drive
McLean, VA 22102

Fax:	(703) 875 1099

The Guarantor

CAPITAL ONE BANK

By:

Address:	c/o Capital One Services Inc.
8000 Jones Branch Drive
McLean, VA 22102

Fax:	(703) 875 1099

The Agent

BARCLAYS BANK PLC

By:

Address:	5 The North Colonnade
Canary Wharf
London E14 4BB

Fax:	+44 (0) 20 7773 4893

Attention:	Frank Rogers